HIGH INCOME ADVANTAGE TRUST     Two World Trade Center, New York, New York 10048

LETTER TO THE SHAREHOLDERS March 31, 1998

DEAR SHAREHOLDER:

As the six-month period ended March 31, 1998 began, investor concern over the foreign market crisis and its impact on the U.S. economy resulted in a high-yield market correction, depressing results for the period. More recently, the financial markets, including the high-yield bond sector, have improved as economic conditions remained strong. Continued strength in the economy has resulted in solid earnings improvements on the part of many high-yield companies and has provided the fuel for the equity market advance experienced during the period. Many high-yield companies took advantage of these higher equity valuations to raise equity and strengthen their own balance sheets, resulting in further credit quality improvement during the period.

Continuing the trend of recent years, high-yield bonds remained one of the better-performing sectors of the fixed-income market over the past year. Benefiting from a healthy economy, improved credit quality and a relatively favorable interest-rate environment, the high-yield market posted a strong double-digit return for the trailing twelve-month period.

PERFORMANCE AND PORTFOLIO STRATEGY

As discussed, the high-yield market weakness, a direct result of the foreign market crisis, did depress results somewhat during the period. In this context, High Income Advantage Trust produced a total return of 1.48 percent for the six-month period ended March 31, 1998, based on its month-end closing market price on the New York Stock Exchange (NYSE) of $6.00 per share. Based on its net asset value (NAV) of $5.06 per share, the Trust's total return for the same period was 3.26 percent. Over the past six months, the Trust continued to distribute regular income dividends at a rate of $0.05 per share per month. For the full six-month period, the Trust's distributions totaled $0.3433 per share, including an extra income dividend of $0.0433 per share paid on December 19, 1997. On March 31, 1998, the Trust's net assets exceeded $151.9 million.

HIGH INCOME ADVANTAGE TRUST
LETTER TO THE SHAREHOLDERS March 31, 1998, continued

Because the economy has continued to expand over the past few years, the Trust has tended to concentrate on B-rated issues. In a growing economy one can generally find undervalued upgrade candidates in this sector of the market that provide attractive yields as well as appreciation potential. Given our expectation for continued growth in the economy this year, we feel that many of these issues remain very attractive investments. However, in light of the lower market yields available today and the potential for another correction in the market, we continue to maintain our relatively conservative posture in the Trust. This includes maintaining our significant allocation to the shorter-term, higher-quality end of the market (BB-rated issues or higher). We feel that these holdings may better protect shareholders during a potentially nervous market environment, as well as provide the portfolio flexibility to take advantage of higher, more attractive market yields in the future.

In addition, the Trust has sold many of its heavily cyclical positions and is now focused mainly on more-predictable, recession-resistant and growth sectors of the economy, such as food and beverage, health care, telecommunications, and media and cable. In some of these sectors, such as media and telecommunications, we expect to see continued consolidation, which may bode well for many of the Trust's individual holdings. In the past twelve months, we have seen many of the Trust's investments appreciate as a result of either a pending combination or the undertaking of an equity offering, both of which bode well for the underlying company's financial strength. Among these are Adelphia Communications, Advanced Radio, American Communications, Cablevision Systems, Echostar, Mail Well, Nextlink Communications, Stations Casinos and TCI Satellite. Finally, in keeping with our more conservative posture, we continue to limit our exposure to foreign high-yield markets, given the potential risk associated with the ongoing foreign market crisis.

LOOKING AHEAD

The one- to two-year outlook for the high-yield market remains favorable, with our expectations for continued economic growth. We caution, however, that during this period the possibility exists for another round of investor nervousness in reaction to potential Federal Reserve Board moves or another disruption in the foreign markets.

We would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

HIGH INCOME ADVANTAGE TRUST

We thank you for your continued support of High Income Advantage Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO
CHARLES A. FIUMEFREDDO
Chairman of the Board

HIGH INCOME ADVANTAGE TRUST

RESULTS OF ANNUAL MEETING (unaudited)

                             *         *         *

On December 18, 1997, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES:

Edwin J. Garn
For.........................................................  24,172,915
Withheld....................................................     525,748

John R. Haire
For.........................................................  24,129,108
Withheld....................................................     569,555

Michael E. Nugent
For.........................................................  24,186,941
Withheld....................................................     511,722

Philip J. Purcell
For.........................................................  24,179,266
Withheld....................................................     519,397

The following Trustees were not standing for reelection at this meeting:
Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, Dr. Manuel H. Johnson, and John L. Schroeder.

(2) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS THE TRUST'S INDEPENDENT ACCOUNTANTS:

For.........................................................  23,960,296
Against.....................................................     179,386
Abstain.....................................................     558,981

(3) ELIMINATION OF THE TRUST'S FUNDAMENTAL POLICY REGARDING INVESTMENTS IN RESTRICTED SECURITIES:

For.........................................................  13,215,712
Against.....................................................     931,185
Abstain.....................................................   1,524,489

The shareholders of the Trust voted to eliminate a fundamental policy of the Trust which provided that the Trust could not invest more than 10 percent of its total assets in restricted securities which policy could only be changed by shareholder vote. The elimination of this fundamental policy enables the Trust to participate more fully in investment opportunities in the high-yield market. The Trust's current policy with respect to restricted securities is non-fundamental with investment limits in such securities set by the Board of Trustees of the Trust in response to changes in the markets for such securities.

HIGH INCOME ADVANTAGE TRUST

PORTFOLIO OF INVESTMENTS March 31, 1998 (unaudited)

PRINCIPAL
AMOUNT IN                                          COUPON   MATURITY
THOUSANDS                                           RATE      DATE         VALUE
------------------------------------------------------------------------------------
            CORPORATE BONDS (91.8%)
            Aerospace (1.4%)
 $ 2,000    Sabreliner Corp. (Series B)..........  12.50%   04/15/03    $  2,115,000
                                                                        ------------

            Automotive (3.1%)
   1,500    Speedy Muffler King, Inc.............  10.875   10/01/06       1,050,000
   3,500    Toyota Motor Credit Corp.............  15.00    09/25/98       3,654,420
                                                                        ------------
                                                                           4,704,420
                                                                        ------------
            Broadcast Media (4.1%)
   1,000    Adams Outdoor Advertising L.P........  10.75    03/15/06       1,100,000
   1,500    Australis Holdings Property Ltd.
             (Australia).........................  15.00++  11/01/02         525,000
   1,000    Echostar DBS Corp....................  12.50    07/01/02       1,132,500
   1,000    Paxson Communications Corp...........  11.625   10/01/02       1,080,000
   1,500    Spanish Broadcasting System, Inc.....  12.50    06/15/02       1,725,000
   1,000    TCI Satellite Entertainment, Inc.....  12.25++  02/15/07         720,000
                                                                        ------------
                                                                           6,282,500
                                                                        ------------
            Business Services (6.6%)
   3,000    Anacomp, Inc. (Series B).............  10.875   04/01/04       3,195,000
   3,000    Comforce Operating, Inc..............  12.00    12/01/07       3,202,500
   3,500    Xerox Credit Corp....................  15.00    10/07/98       3,664,010
                                                                        ------------
                                                                          10,061,510
                                                                        ------------
            Cable & Telecommunications (16.6%)
   1,000    21st Century Telecom Group - 144A*...  12.25++  02/15/08         592,500
   1,000    Adelphia Communications, Inc. (Series
             B)..................................   9.875   03/01/07       1,090,000
   3,000    Advanced Radio Telecom Corp..........  14.00    02/15/07       3,300,000
   1,000    American Communications Services,
             Inc.................................  13.75    07/15/07       1,200,000
   1,000    Charter Communication South East L.P.
             (Series B)..........................  11.25    03/15/06       1,111,250
   1,000    Clearnet Communications, Inc.
             (Canada)............................  14.75++  12/15/05         827,500
     982    Falcon Holdings Group L.P. (Series
             B)..................................  11.00    09/15/03       1,056,178
   1,000    FrontierVision Operating Partners,
             L.P.................................  11.00    10/15/06       1,112,500
   1,000    FWT, Inc. - 144A*....................   9.875   11/15/07         955,000
   1,000    GST Equipment Funding, Inc...........  13.25    05/01/07       1,195,000
   1,000    Hyperion Telecommunication, Inc.
             (Series B)..........................  12.25    09/01/04       1,130,000
  17,700    In-Flight Phone Corp. (Series B)
             (a).................................  14.00++  05/15/02       2,478,000
   1,000    IXC Communications, Inc. (Series
             B)..................................  12.50    10/01/05       1,199,940
   1,000    NextLink Communications, Inc.........  12.50    04/15/06       1,155,000
   1,000    Paging Network, Inc..................  10.125   08/01/07       1,050,000
   1,500    Peoples Telephone Co., Inc...........  12.25    07/15/02       1,597,500
   1,000    Price Communications Cellular
             Holdings............................  13.50++  08/01/07         695,000
   1,000    Rifkin Acquisition Partners L.P......  11.125   01/15/06       1,110,000
   1,000    USA Mobile Communications, Inc.......  14.00    11/01/04       1,112,500
   1,500    Winstar Communications, Inc..........  14.00++  10/15/05       1,260,000
                                                                        ------------
                                                                          25,227,868
                                                                        ------------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

PORTFOLIO OF INVESTMENTS March 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON   MATURITY
THOUSANDS                                           RATE      DATE         VALUE
------------------------------------------------------------------------------------
            Computer Equipment (2.7%)
 $ 2,800    IBM Credit Corp......................  15.00%   02/02/99    $  3,009,412
   1,000    Unisys Corp. (Series B)..............  12.00    04/15/03       1,130,000
                                                                        ------------
                                                                           4,139,412
                                                                        ------------

            Consumer Products (1.6%)
   2,317    J.B. Williams Holdings, Inc..........  12.00    03/01/04       2,421,265
                                                                        ------------

            Containers (0.7%)
   1,000    Mail-Well Corp.......................  10.50    02/15/04       1,075,000
                                                                        ------------

            Electrical & Alarm Systems (1.2%)
   2,000    Mosler, Inc..........................  11.00    04/15/03       1,790,000
                                                                        ------------

            Entertainment/Gaming & Lodging (12.2%)
   1,000    AMF Bowling Worldwide, Inc. (Series
             B)..................................  10.875   03/15/06       1,101,250
   1,500    Fitzgerald Gaming Corp. - 144A*......  12.25    12/15/04       1,530,000
   3,000    Lady Luck Gaming Finance Corp........  11.875   03/01/01       3,090,000
   3,750    Motels of America, Inc. (Series B)...  12.00    04/15/04       3,656,250
   1,000    Players International, Inc...........  10.875   04/15/05       1,087,500
   1,000    Plitt Theaters, Inc. (Canada)........  10.875   06/15/04       1,085,000
   1,000    Resort At Summerlin - 144A*..........  13.00+   12/15/07       1,035,000
   1,000    Station Casinos, Inc.................   9.625   06/01/03       1,037,500
   1,500    Stuart Entertainment, Inc. (Series
             B)..................................  12.50    11/15/04       1,185,000
   3,500    Walt Disney Co.......................  15.00    12/14/98       3,725,050
                                                                        ------------
                                                                          18,532,550
                                                                        ------------

            Finance (4.4%)
   2,800    General Electric Capital Corp........  15.00    01/21/99       3,003,700
   3,500    Household Finance Corp...............  15.00    09/25/98       3,650,185
                                                                        ------------
                                                                           6,653,885
                                                                        ------------

            Foods & Beverages (10.5%)
   3,000    Envirodyne Industries, Inc...........  10.25    12/01/01       2,992,500
   2,800    General Mills, Inc...................  15.00    01/29/99       3,014,536
   4,250    PepsiCo, Inc.........................  15.00    08/06/98       4,388,210
   1,000    Sparkling Spring Water - 144A*
             (Canada)............................  11.50    11/15/07       1,050,000
  10,350    Specialty Foods Acquisition Corp.
             (Series B)..........................  13.00++  08/15/05       4,502,250
                                                                        ------------
                                                                          15,947,496
                                                                        ------------

            Healthcare (2.2%)
   1,500    Unilab Corp..........................  11.00    04/01/06       1,597,500
   3,025    Unison Healthcare Corp. - 144A*......  12.25    11/01/06       1,754,500
                                                                        ------------
                                                                           3,352,000
                                                                        ------------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

PORTFOLIO OF INVESTMENTS March 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON   MATURITY
THOUSANDS                                           RATE      DATE         VALUE
------------------------------------------------------------------------------------
            Industrials (1.4%)
 $ 1,000    Harris Chemical North America,
             Inc.................................  10.75%   10/15/03    $  1,057,500
   1,000    Outsourcing Services Group,
             Inc. - 144A*........................  10.875   03/01/06       1,025,000
                                                                        ------------
                                                                           2,082,500
                                                                        ------------
            Manufacturing (3.2%)
   1,500    Berry Plastics Corp..................  12.25    04/15/04       1,642,500
   1,000    International Wire Group, Inc........  11.75    06/01/05       1,110,000
   2,000    Uniroyal Technology Corp.............  11.75    06/01/03       2,110,000
                                                                        ------------
                                                                           4,862,500
                                                                        ------------
            Manufacturing - Diversified (5.0%)
   1,500    Interlake Corp.......................  12.125   03/01/02       1,552,500
   1,500    J.B. Poindexter & Co., Inc...........  12.50    05/15/04       1,485,000
   7,050    Jordan Industries, Inc. (Series B)...  11.75++  04/01/09       4,547,250
                                                                        ------------
                                                                           7,584,750
                                                                        ------------
            Oil & Gas (2.1%)
   1,000    Texaco Capital, Inc..................  15.00    01/13/99       1,070,410
   2,000    Transamerican Refining Corp.
             (Units)++ - 144A*...................  16.00    06/30/03       2,100,000
                                                                        ------------
                                                                           3,170,410
                                                                        ------------
            Publishing (0.7%)
   1,000    American Media Operations, Inc.......  11.625   11/15/04       1,095,000
                                                                        ------------

            Restaurants (7.8%)
   1,000    American Restaurant Group,
             Inc. - 144A*........................  11.50    02/15/03       1,002,500
  24,002    American Restaurant Group,
             Inc. - 144A* (b)....................   0.00    12/15/05       4,740,296
   2,550    Carrols Corp.........................  11.50    08/15/03       2,703,000
   3,000    FRD Acquisition Corp. (Series B).....  12.50    07/15/04       3,330,000
                                                                        ------------
                                                                          11,775,796
                                                                        ------------
            Retail - Food Chains (2.8%)
   1,000    Mrs. Fields Original Cookies,
             Inc. - 144A*........................  10.125   12/01/04       1,000,000
     750    Pantry, Inc..........................  10.25    10/15/07         776,250
     250    Pueblo Xtra International, Inc.......   9.50    08/01/03         243,750
   2,250    Pueblo Xtra International, Inc.
             (Series C)..........................   9.50    08/01/03       2,193,750
                                                                        ------------
                                                                           4,213,750
                                                                        ------------
            Textiles (0.9%)
   3,000    U.S. Leather, Inc. (c)...............  10.25    07/31/03       1,440,000
                                                                        ------------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

PORTFOLIO OF INVESTMENTS March 31, 1998 (unaudited) continued

PRINCIPAL
AMOUNT IN                                          COUPON   MATURITY
THOUSANDS                                           RATE      DATE         VALUE
------------------------------------------------------------------------------------
            Transportation (0.6%)
 $ 1,000    Alpha Shipping PLC - 144A* (United
             Kingdom)............................   9.50%   02/15/08    $    970,000
                                                                        ------------

            TOTAL CORPORATE BONDS
             (Identified Cost $146,195,443)..........................    139,497,612
                                                                        ------------

NUMBER OF
 SHARES
---------
            COMMON STOCKS (d) (3.6%)
            Automotive (0.0%)
     113    Northern Holdings Industrial Corp. (b)*...................            --
                                                                        ------------

            Entertainment/Gaming & Lodging (0.2%)
   4,000    Motels of America, Inc. - 144A*...........................       220,095
                                                                        ------------

            Foods & Beverages (0.1%)
 180,000    Specialty Foods Acquisition Corp. - 144A*.................       180,000
                                                                        ------------

            Restaurants (0.0%)
   9,500    American Restaurant Group Holdings, Inc. - 144A*..........            --
                                                                        ------------

            Retail (3.3%)
1,004,150   County Seat Stores, Inc. (b) (e)..........................     4,984,601
                                                                        ------------

            TOTAL COMMON STOCKS
            (Identified Cost $14,175,422).............................     5,384,696
                                                                        ------------

NUMBER OF                                                   EXPIRATION
WARRANTS                                                       DATE
---------                                                   ----------
            WARRANTS (d) (0.2%)
            Aerospace (0.1%)
   5,000    Sabreliner Corp. - 144A*.....................    04/15/03          75,000
                                                                         ------------

            Broadcast Media (0.0%)
   1,500    Australis Holdings Property Ltd. - 144A*
             (Australia).................................    10/30/01              --
                                                                         ------------

            Cable & Telecommunications (0.1%)
   1,500    Hyperion Telecommunication, Inc. - 144A*.....    04/01/01         157,559
                                                                         ------------

            Containers (0.0%)
   4,000    Crown Packaging Holdings, Ltd. - 144A*.......    11/01/03              --
                                                                         ------------

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

PORTFOLIO OF INVESTMENTS March 31, 1998 (unaudited) continued

NUMBER OF                                                   EXPIRATION
WARRANTS                                                       DATE         VALUE
-------------------------------------------------------------------------------------
            Entertainment/Gaming & Lodging (0.0%)
   2,000    Fitzgeralds Gaming Corp......................    12/19/98    $      9,032
   2,250    Fitzgeralds South Inc. - 144A*...............    03/15/99              --
   1,000    Resort At Summerlin - 144A*..................    12/15/07              --
                                                                         ------------
                                                                                9,032
                                                                         ------------
            Retail (0.0%)
   4,000    County Seat Holdings Co......................    10/15/98              --
                                                                         ------------
            TOTAL WARRANTS
            (Identified Cost $445,645)...............................         241,591
                                                                         ------------

PRINCIPAL
AMOUNT IN                                          COUPON   MATURITY
THOUSANDS                                           RATE      DATE
---------                                          ------   ---------
            SHORT-TERM INVESTMENTS (2.3%)
            U.S. GOVERNMENT AGENCY (f) (1.8%)
 $2,800     Federal Home Loan Mortgage Corp.
            (Amortized Cost $2,800,000)..........   5.90%   04/01/98       2,800,000
                                                                        ------------
            REPURCHASE AGREEMENT (0.5%)
    743     The Bank of New York (dated
            03/31/98; proceeds $743,553) (g)
            (Identified Cost $743,442)...........   5.375   04/01/98         743,442
                                                                        ------------
            TOTAL SHORT-TERM INVESTMENTS
            (Identified Cost $3,543,442)............................       3,543,442
                                                                        ------------
            TOTAL INVESTMENTS
            (Identified Cost $164,359,952) (h)...............   97.9%    148,667,341
            OTHER ASSETS IN EXCESS OF LIABILITIES.............   2.1       3,257,233
                                                               -----    ------------
            NET ASSETS.......................................  100.0%   $151,924,574
                                                               =====    ============

---------------------

 *   Resale is restricted to qualified institutional investors.
++   Consists of one or more classes of securities traded
     together as a unit; bonds with attached warrants.
 +   Payment-in-kind security.
++   Currently a zero coupon bond and will pay interest at the
     rate shown at a future specified date.
(a)  Non-income producing security; issuer in bankruptcy.
(b)  Acquired through exchange offer.
(c)  Non-income producing security; bond in default.
(d)  Non-income producing securities.
(e)  Includes 360,265 shares which are due from the issuer
     pursuant to a reorganization.
(f)  Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market
     equivalent yield.
(g)  Collateralized by $712,280 U.S. Treasury Bond 6.375% due
     08/15/27 valued at $758,311.
(h)  The aggregate cost for federal income tax purposes
     approximates identified cost. The aggregate gross unrealized appreciation is $7,447,612 and the aggregate gross
     unrealized depreciation is $23,140,223, resulting in net
     unrealized depreciation of $15,692,611.

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 1998 (unaudited)
ASSETS:
Investments in securities, at value
 (identified cost $164,359,952).............................  $148,667,341
Receivable for:
    Interest................................................     3,848,071
    Investments sold........................................     2,258,021
Prepaid expenses and other assets...........................        29,117
                                                               -----------

    TOTAL ASSETS............................................   154,802,550
                                                               -----------

LIABILITIES:
Payable for:
    Investments purchased...................................     2,685,010
    Investment management fee...............................        99,545
Accrued expenses and other payables.........................        93,421
                                                               -----------

    TOTAL LIABILITIES.......................................     2,877,976
                                                               -----------

    NET ASSETS..............................................  $151,924,574
                                                               ===========

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $287,779,310
Net unrealized depreciation.................................   (15,692,611)
Accumulated undistributed net investment income.............     3,315,556
Accumulated net realized loss...............................  (123,477,681)
                                                               -----------

    NET ASSETS..............................................  $151,924,574
                                                               ===========

NET ASSET VALUE PER SHARE,
 30,017,252 shares outstanding
 (unlimited shares authorized of $.01 par value)............         $5.06
                                                              ============

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

STATEMENT OF OPERATIONS
For the six months ended March 31, 1998 (unaudited)
NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $10,951,644
                                                              -----------

EXPENSES
Investment management fee...................................      569,956
Transfer agent fees and expenses............................       48,329
Professional fees...........................................       26,470
Registration fees...........................................       16,184
Shareholder reports and notices.............................       11,106
Trustees' fees and expenses.................................        8,831
Custodian fees..............................................        8,026
Other.......................................................        4,759
                                                              -----------

    TOTAL EXPENSES..........................................      693,661
                                                              -----------

    NET INVESTMENT INCOME...................................   10,257,983
                                                              -----------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................   (3,017,701)
Net change in unrealized depreciation.......................     (550,593)
                                                              -----------

    NET LOSS................................................   (3,568,294)
                                                              -----------

NET INCREASE................................................  $ 6,689,689
                                                              ===========

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                     FOR THE SIX
                                                     MONTHS ENDED      FOR THE YEAR
                                                      MARCH 31,           ENDED
                                                         1998       SEPTEMBER 30, 1997
--------------------------------------------------------------------------------------
                                                     (unaudited)
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income..............................  $10,257,983       $ 19,032,438
Net realized loss..................................   (3,017,701)       (20,234,354)
Net change in unrealized depreciation..............     (550,593)        20,213,922
                                                     ------------      ------------

    NET INCREASE...................................    6,689,689         19,012,006

Dividends from net investment income...............  (10,304,721)       (20,210,193)
                                                     ------------      ------------

    NET DECREASE...................................   (3,615,032)        (1,198,187)
NET ASSETS:
Beginning of period................................  155,539,606        156,737,793
                                                     ------------      ------------

    END OF PERIOD
    (Including undistributed net investment income
    of $3,315,556 and $3,362,294, respectively)....  $151,924,574      $155,539,606
                                                     ============      ============

        SEE NOTES TO FINANCIAL STATEMENTS

HIGH INCOME ADVANTAGE TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 1998 (unaudited)

1. ORGANIZATION AND ACCOUNTING POLICIES

High Income Advantage Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to earn a high level of current income and, as a secondary objective, capital appreciation, but only when consistent with its primary objective. The Trust was organized as a Massachusetts business trust on June 17, 1987 and commenced operations on October 29, 1987.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (4) certain of the portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by

HIGH INCOME ADVANTAGE TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 1998 (unaudited) continued

the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily except where collection is not expected.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Trust pays a management fee, accrued weekly and payable monthly, by applying the following annual rates to the Trust's weekly net assets: 0.75% to the portion of weekly net assets not exceeding $250 million; 0.60% to the portion of weekly net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of weekly net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of weekly net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of weekly net assets exceeding $1 billion.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

HIGH INCOME ADVANTAGE TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 1998 (unaudited) continued

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 1998 aggregated $82,468,831 and $83,215,009, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At March 31, 1998, the Trust had transfer agent fees and expenses payable of approximately $3,400.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended March 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,293. At March 31, 1998, the Trust had an accrued pension liability of $48,642 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 1996, 1997 and March 31, 1998........  30,017,252   $300,172    $287,479,138
                                                              ==========   ========    ============

5. DIVIDENDS

The Trust declared the following dividends from net investment income:

 DECLARATION     AMOUNT         RECORD         PAYABLE
     DATE       PER SHARE        DATE            DATE
--------------  ---------   --------------  --------------
  March 24,
 1998.........    $0.05     April 3, 1998   April 17, 1998
  April 28,
 1998.........    $0.05      May 8, 1998     May 22, 1998

HIGH INCOME ADVANTAGE TRUST

NOTES TO FINANCIAL STATEMENTS March 31, 1998 (unaudited) continued

6. FEDERAL INCOME TAX STATUS

At September 30, 1997, the Trust had a net capital loss carryover of approximately $105,013,000, to offset future capital gains to the extent provided by regulations, available through September 30, of the following years:

                                AMOUNT IN THOUSANDS
-----------------------------------------------------------------------------------
        1998              1999       2000     2001     2002       2003       2005
---------------------   --------   --------   ----   --------   --------   --------
       $5,723           $27,667    $23,411    $109   $15,205    $26,684     $6,214
       ======           =======    =======    ====   =======    =======     ======

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $13,051,000 during fiscal 1997.

At September 30, 1997, the Trust had temporary book/tax differences primarily attributable to post-October losses.

HIGH INCOME ADVANTAGE TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                          FOR THE SIX                  FOR THE YEAR ENDED SEPTEMBER 30
                                                          MONTHS ENDED       ----------------------------------------------------
                                                         MARCH 31, 1998        1997       1996       1995       1994       1993
---------------------------------------------------------------------------------------------------------------------------------
                                                          (unaudited)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...................       $ 5.18           $ 5.22     $ 5.30     $ 5.32     $ 5.99     $ 5.81
                                                              ------           ------     ------     ------     ------     ------
Net investment income..................................         0.34             0.63       0.66       0.61       0.62       0.70
Net realized and unrealized gain (loss)................        (0.12)              --      (0.14)      0.01      (0.62)      0.30
                                                              ------           ------     ------     ------     ------     ------
Total from investment operations.......................         0.22             0.63       0.52       0.62         --       1.00
Dividends from net investment income...................        (0.34)           (0.67)     (0.60)     (0.64)     (0.67)     (0.82)
                                                              ------           ------     ------     ------     ------     ------
Net asset value, end of period.........................       $ 5.06           $ 5.18     $ 5.22     $ 5.30     $ 5.32     $ 5.99
                                                              ======           ======     ======     ======     ======     ======
Market value, end of period............................       $ 6.00           $ 6.25     $ 6.00     $ 5.75     $5.625     $6.125
                                                              ======           ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN+...............................         1.48%(1)        16.26%     15.53%     14.59%      2.56%     22.41%

RATIOS TO AVERAGE NET ASSETS:
Expenses...............................................         0.91%(2)         0.92%      0.92%      1.01%      0.98%      0.97%
Net investment income..................................        13.50%(2)        12.43%     12.50%     11.79%     10.52%     12.14%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands................     $151,925         $155,540   $156,738   $159,167   $159,835   $179,747
Portfolio turnover rate................................           56%(1)          124%       117%        63%       102%       140%

---------------------
 + Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES
-------------------------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
-------------------------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
-------------------------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
-------------------------------------------------
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
-------------------------------------------------
Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


The financial statements included herein have been taken from the records of the Trust without examination by the independent accountants and accordingly they do not express an opinion thereon.


HIGH
INCOME
ADVANTAGE
TRUST


SEMIANNUAL REPORT
MARCH 31, 1998